UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 14, 2013

(Date of Report — date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

10050 Crosstown Circle, Suite 500, Eden Prairie, MN 55344

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 14, 2013, Datalink Corporation (the “Company”) completed a follow-on public offering of 3,795,000 shares of common stock (the “Shares”) at a price to the public of $11.00 per share. The number of Shares the Company sold in the offering includes the underwriters’ full exercise of their over-allotment option of 495,000 shares. Canaccord Genuity Inc. acted as the sole book-running manager for the offering and Craig-Hallum Capital Group LLC and Needham & Company, LLC acted as co-managers.

The shares were offered and sold pursuant to a prospectus supplement dated August 8, 2013 and an accompanying base prospectus filed June 13, 2013, pursuant to our existing shelf registration statement on Form S-3 (File No. 333-188212) that was declared effective by the Securities and Exchange Commission on June 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2013	DATALINK CORPORATION

	By:	/s/ Gregory T. Barnum
Gregory T. Barnum,
Vice President Finance and Chief Financial Officer